SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549





FORM 8-K


Current Report Pursuant
to Section 13 or 15 (d) of the
Securities Exchange Act of 1934


Report dated January 17, 1996





TCI International, Inc.
(Exact name of registrant as specified in its character)


Delaware                        	0-10877	   	94-3026925
(State or other jurisdiction of		Commission		(IRS Employer Identification No.)
incorporation)			               	File Number


222 Caspian Drive, Sunnyvale  CA  94089
(408) 747-6100
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)







Item 4.  Changes in Registrant's Certifying Accountant

The Board of Directors of Registrant, at its meeting held on January 16, 1996, and upon the prior recommendation of its Audit Committee, retained KPMG Peat Marwick LLP, independent public accountants, to replace the firm of Deloitte & Touche LLP as independent public accountants for Registrant, effective
January 16, 1996.

In connection with its audits for the years ended September 30, 1995 and 1994 and in subsequent interim period preceding the engagement with KPMG Peat Marwick LLP, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have been referred to in their report.

Deloitte & Touche LLP's report on the Registrant's financial statements for the years ended September 30, 1995 and 1994 contained no adverse opinion or disclaimer of opinion nor was it qualified as to uncertainty, audit scope, or accounting principles.

Registrant has requested that Deloitte & Touche LLP furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements. A copy of Deloitte & Touche LLP's letter to the Securities and Exchange Commission is filed as an exhibit to this form 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and 		Exhibits

(c) Exhibits (numbered in accordance with the provisions of Item 601 of Regulation S-K).

(16) Letter from Deloitte & Touche LLP


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCI International, Inc.
(Registrant)


Date: January 17, 1996						          By  /s/ John W. Ballard, III
							                                   John W. Ballard, III
							                                   Chief Financial Officer




TCI International Inc.

Exhibit Index


Number		            	Exhibit

1	                 		Letter from Deloitte & Touche LLP